UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 27, 2009

Liberty Global, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

12300 Liberty Boulevard Englewood, CO 80112

(Address of Principal Executive Office)

(303) 220-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION/ ITEM 7.01 REGULATION FD DISCLOSURE

Liberty Global, Inc. (Liberty Global) indirectly owns 37.8% of Jupiter Telecommunications Co., Ltd. (J:COM). J:COM, a consolidated subsidiary of Liberty Global, is a separate public company with shares listed on the JASDAQ. J:COM is Japan’s largest multiple system operator, based on the number of customers served, providing cable television, internet access and telephone services in Japan.

Pursuant to JASDAQ’s rules, J:COM plans to publicly announce in Japan on October 28, 2009 its results for the nine months ended September 30, 2009 by issuing a press release.   In addition, J:COM’s management will hold an earnings call to discuss these results on October 28, 2009 at 3:00 pm Tokyo time.  The earnings call will be conducted in Japanese.  An English translation of the earnings release and presentation materials for the earnings call will be made available on the investor relations section of J:COM’s website (http://www.jcom.co.jp/ir_en.html) prior to the start of the call.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL, INC.

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: October 27, 2009